AIM LICENSE AGREEMENT

THIS AGREEMENT is made as of the 30th day of December, 1998 (the "Effective Date") by and between BID.COM INTERNATIONAL INC., ("BID.COM"), a corporation having a principal place of business at 6725 Airport Road, Suite 201, Mississauga, Ontario, L4V 1V2 and AMERICAN INTERACTIVE MEDIA, INC. ("AIM"), a corporation having a place of business at Suite 308, 611 Broadway, New York, NY, 10012.

BACKGROUND:

1. BID.COM has developed,  and has all necessary  rights in, certain  electronic
auction   software,   technology  and  services   (collectively,   the  "BID.COM
Technology" as that term is more fully described in Article I).

2. BID.COM uses a portion of the BID.COM Technology to operate an online auction
service  over  the  Internet   provided  at  BID.COM's   website  found  at  URL
"www.bid.com".

3. AIM wishes to acquire from BID.COM a non-exclusive license to use and commercially exploit the BID.COM Technology to permit cable and broadcast network television customers and certain affinity group members and in-house networks produced and distributed by AIM in the United States and (subject to the prior written consent of Rogers Media Inc.) in Canada to access a co-branded online auction for retail consumers, as more specifically described herein.

NOW THEREFORE in consideration of the premises, the mutual covenants contained in this Agreement, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1  Definitions.

In this Agreement, unless the context otherwise requires, each capitalized term shall have the meanings indicated below.

"Agreement" means this License and Services Agreement and all schedules annexed to this Agreement as the same may be amended from time to time in accordance with the provisions hereof or thereof, "hereof" "hereto" and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular article or section; except where the context specifically requires, "Article" or "Section" means and refers to the specified article or section of this Agreement;

"AIM E-Commerce Service" means the service to be operated pursuant to this Agreement which will permit retail consumers in the Territory including, without limitation, "small office home office" customers ("SOHO") to access an online auction as currently operated by

BID.COM or its subsidiaries at the BID.COM site by using their cable modems or other television based on line enabling devices (or by way of any method of internet access in the case of members of certain affinity groups and in house networks produced and distributed by AIM) to participate in on-line auctions of consumer goods and services, but excluding business to business and liquidation applications;

"BID.COM Site" means the Web site at which BID.COM will operate its online auction service provided for the AIM E-Commerce Service as currently found at the URL "www.bid.com";

"BID.COM Technology" means the technology (including cybermall software) and know-how owned by BID.COM in respect of the provision of on-line auction services generally (and including all Intellectual Property Rights therein), as more particularly described in Schedules "A" and "I";

"Business Day" means any day from Monday to Friday inclusive, except statutory or civic holidays observed in Toronto, Ontario;

"Confidential Information" means all information relating to either Party or to such Party's business, products, sales, customers, trade secrets, technology or financial position to which access is obtained or granted hereunder, which is treated by the disclosing Party as being confidential provided, however, that Confidential Information of the disclosing Party shall not include any data or information which the receiving Party can demonstrate:

     (i)  is or becomes  publicly  available  through no fault of the  receiving
          Party;

    (ii) is already in the rightful possession of the receiving Party prior to its receipt from the other Party;

   (iii)  is independently developed by the receiving Party;

    (iv) is rightfully obtained by the receiving Party from a third party not subject to an obligation of confidentiality;

     (v) is disclosed with the written consent of the disclosing Party whose information it is; or

    (vi) is disclosed pursuant to court order or other legal compulsion, provided the receiving Party gives the disclosing Party prompt notice of any such requirement to afford the disclosing Party an opportunity to obtain a protective order;

"Customer Profile" means all information and data relating to a customer of the AIM E-Commerce Service, including, without limitation: (i) name, address, e-mail address, telephone number, and any other personal or demographic information relating to such customer; (ii) all information and data relating to the purchase of goods and services by such customer; and (iii) any other information relating to such customer's behavior collected while such customer accesses the AIM E-Commerce Service;

"Data" has the meaning attributed to such term in Section 5.5;

"Deliverables" means the whole of the activities, services, materials, software, matters and things required to be done, delivered or performed by BID.COM in accordance with the terms of this Agreement, including the Software, Documentation and Services and including all other rights and things, tangible or intangible, including Intellectual Property Rights to be provided hereunder including, without limitation, any of the foregoing as described in Schedule "A";

"Effective Date" has the meaning attributed thereto on the face page of this Agreement;

"Intellectual Property Rights" means (A) any and all proprietary rights provided under (i) patent law, (ii) copyright law, (iii) trademark law, (iv) design patent or industrial design law, (v) semi- conductor chip or mask work law, or
(vi) any other statutory provision or common law principle applicable to this Agreement or the BID.COM Technology including trade secret law, which may provide a right in either (a) ideas, formulae, algorithms, concepts, inventions or know-how generally, or (b) the expression or use of such ideas, formulae, algorithms, concepts, inventions or know-how; and (B) any and all applications, registrations, licenses, sub-licenses, franchises, agreements or any other evidence of a right in any of the foregoing;

"Joint Venture" means the Delaware company to be established and owned by AIM to provide the AIM E-Commerce Service to third parties on the terms provided in this Agreement;

"Net Revenue" means the sum of:

     (i) aggregate revenue earned by the Parties and the Joint Venture in connection with the operation of the AIM E- Commerce Service (including all shipping and handling costs paid by retail customers), net of sales, use, goods and services, and other similar taxes imposed by any federal, provincial, municipal or other governmental authority; and

     (ii) aggregate revenue earned by the Parties and the Joint Venture in connection with the sale of products and services by them to customers of the AIM E-Commerce Service as part of its database marketing operations, and not through the AIM E-Commerce Service (including all shipping costs paid by retail customers), net of sales, use, goods and services, and other similar taxes imposed by any federal, state, provincial, municipal or other governmental authority, less cost of goods or services sold (as invoiced by the supplier of such products or services, but net of all taxes invoiced by such supplier), ISP carrier costs, credit card transaction fees paid to or deducted by third parties, duties, the cost of shipping and handling, and credits for returned goods, services or bad debts (including shipping and restocking costs, if applicable). Net

Revenue shall be calculated in accordance with generally accepted accounting principles applied in Canada on a consistent basis;

"Net Promotional Revenue" means aggregate revenue and benefits earned by the Parties and the Joint Venture from sales of advertising or sponsorship, licensing fees, use of Data or from any other source whatsoever, directly or indirectly related to the AIM E-Commerce Service, net of all sales, use, goods and services and other similar taxes imposed by any federal, state, provincial, municipal or other governmental authority, agency commissions and bad debts. Net Promotional Revenue shall be calculated in accordance with generally accepted accounting principles applied in Canada on a consistent basis;

"Parties" means BID.COM and AIM collectively and "Party" means either of them;

"Person" includes an individual, company, corporation, partnership, government or government agency, authority or entity howsoever designated or constituted;

"Reasonable Best Efforts" means that a party shall comply with the obligation to which the covenant to use Reasonable Best Efforts applies in all cases where such party has the ultimate discretion, control and ability to do so, and that such party shall use commercially reasonable efforts to comply with such obligation in cases where such party does not have such ultimate discretion, control and ability;

"Software"  means  that  computer  software  being  provided  to AIM by  BID.COM hereunder to meet AIM's Requirements, including any modifications or improvements to the Software (whether developed by BID.COM, AIM, the Joint Venture or otherwise);

"Source Code Materials" means:

(1) a complete copy of the source code version of all software required to allow AIM to independently operate, maintain and support the AIM E-Commerce Service including the Software, appropriately labeled to denote the version or release thereof, and the currency date thereof, in each of:

     (i) machine-readable form on machine-readable storage medium suitable for long term storage and compatible with the Software as then being used by AIM and which, when compiled, will produce the object code version of the Software; and

     (ii) human-readable form with annotations in English on bond paper suitable for long term archival storage; and

(2) a complete copy, in English, on bond paper, suitable for long term archival storage, and appropriately labeled to describe the contents thereof, of all applicable Documentation and other explanatory materials including programmer's notes, technical or otherwise, for the Software as may be required by AIM, using a competent computer programmer possessing ordinary skills and experience, to further develop, maintain and operate such software without further recourse to BID.COM including, but not necessarily limited to, general flow-charts, input and output layouts, field descriptions, volumes and sort sequence, data dictionary, file layouts, processing requirements and calculation formula and the details of all algorithms;

"Term",  "Initial  Term" and  "Subsequent  Term" have the  meanings  ascribed in
Section 6.1(a);

"Territory" means the United States of America as presently constituted.

1.2  Schedules.

The following are the schedules attached to and forming part of this Agreement:

     Schedule "A" - BID.COM Technology (including Third Party Technology) Schedule "B" - AIM's Requirements
     Schedule "C" - Customer Service Standards
     Schedule "D" - Response Times
     Schedule "E" - Source Code Trust Agreement
     Schedule "F" - Site Activity Reporting Requirements
     Schedule "G" - Net Revenue Reports
     Schedule "H" - Net Promotional Revenue Reports
     Schedule "I" - BID.COM Marks

1.3  Headings.

The use of headings in this Agreement is for convenience of reference only and shall not affect its interpretation.

1.4  Extended Meanings.

Words expressed in the singular include the plural and vice-versa and words in one gender include all genders.

1.5  Entire Agreement.

This Agreement, and any agreements and other documents to be delivered pursuant to it constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, oral or written between the Parties. The execution of this Agreement has not been induced by, nor do either of the Parties rely upon or regard as material, any representations, warranties, conditions, other agreements or acknowledgments not expressly made in this Agreement or in the agreements and other documents to be delivered pursuant hereto.

1.6  Currency.

Unless otherwise indicated, all dollar amounts referred to in this Agreement are in Canadian funds.

1.7  Invalidity.

If in any jurisdiction a provision contained in this Agreement is found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein, or of such provision in any other jurisdiction affected or impaired thereby.

1.8  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. The Parties hereby irrevocably submit to the exclusive jurisdiction of the courts of Ontario in respect of the subject matter hereof.

1.9  Provision of Services.

For the purposes of this Agreement, references to the sale of products through the AIM E-Commerce Service shall be deemed to include the provision of services as well.

1.10 Consent

Wherever any Party is required to obtain consent from another Party, such consent shall not be unreasonably withheld or delayed.

                                   ARTICLE II
                          USE OF AIM E-COMMERCE SERVICE

2.1  AIM E-Commerce Service

Subject to the terms of this Agreement, BID.COM hereby grants to AIM the non-exclusive right to use and commercially exploit the BID.COM Technology to operate the AIM E-Commerce Service through the Joint Venture for customers of cable and television broadcast networks, for subscribers to its own cable and television broadcast networks, for customized auctions exclusive to affinity groups, and for the same applications, to launch a video streaming version thereof. BID.COM may in its discretion, on request and subject to such further or other terms as may be appropriate in the view of BID.COM, permit AIM to offer all or any of such services to retail cable and television broadcast network users in Canada. AIM and BID.COM acknowledge that the prior written consent of Rogers Media Inc. may be required to operate any part of the AIM E-Commerce

Service or to use some or all of the BID.COM Technology (including the BID.COM Marks) in Canada. AIM shall exercise the rights granted hereunder solely through the Joint Venture unless: (i) BID.COM breaches its obligations to operate the AIM E-Commerce Service following the acquisition by AIM of the Joint Venture by the exercise of its option to purchase the Joint Venture; or (ii) BID.COM prevents the Joint Venture from exercising the rights granted hereunder on behalf of AIM following the acquisition by AIM of the Joint Venture by the exercise of its option to purchase the Joint Venture; or (iii) there is an occurrence of a Release Condition within the meaning given to that phrase in the Source Code Trust Agreement.


2.2  BID.COM/AIM Auction Network

AIM through the Joint Venture, will create new BID.COM branded user interfaces for the AIM E-Commerce Service. The interfaces shall feature a BID.COM trademark or brand as BID.COM may elect which shall appear on all screen views and promotional material as a sub-brand.

2.3  Operation of AIM E-Commerce Service.

BID.COM shall operate the AIM E-Commerce Service for the Joint Venture in accordance with the provisions of this Agreement. Except for those obligations which AIM shall perform set out in Article 3 hereof, BID.COM shall be responsible for all aspects of operating the AIM E-Commerce Service. Without limiting the generality of the foregoing, BID.COM shall, at its expense:

(i) have sole responsibility for supplying the inventory of products and services which will be offered as part of the AIM E-Commerce Service. BID.COM acknowledges that affinity groups may wish to offer unique goods or service. AIM acknowledges and agrees that BID.COM shall maintain ultimate discretion with respect to the choice of products and services which will be included as part of the AIM E-Commerce Service.

(ii)   comply with AIM's Requirements attached as Schedule "B" hereto;

(iii) comply with the Customer Service Standards attached as Schedule "C" hereto;

(iv)   provide tracking reports in accordance with Schedule "D" hereto;

(v) be responsible for the fulfillment of all purchases of products and services sold by it through the AIM E-Commerce Service;

(vi) be responsible for the processing of all credit card purchases of products and services through the AIM E-Commerce Service; and

(vii) comply with the site activity reporting requirements set out in Schedule "F" hereto.

2.4  Joint Venture

Forthwith after execution of this Agreement, AIM shall incorporate a Delaware corporation as a wholly owned subsidiary which shall thereupon execute an addendum to this Agreement in form and content satisfactory to BID.COM whereby the Joint Venture and AIM shall agree to be jointly and severally responsible to BID.COM for the performance of AIM's obligations and liabilities under the Agreement.

2.5  Promotion of Auction E-Commerce Service

AIM shall operate the Joint Venture in accordance with the provisions of this Agreement. AIM shall be responsible for content, creation, advertising, promotional activity, distribution and sales of the AIM E-Commerce Service. Without limiting the generality of the foregoing, AIM shall:

(i) have sole responsibility for promoting the AIM E-Commerce and securing cable and television broadcast network and affinity group customers;

(ii) support and finance the operations of the Joint Venture as required under this Agreement;

(iii)  sell up to  100%  of the  banner  advertisements  on the  AIM  E-Commerce
       Service;

(iv) in co-ordination with BID.COM, integrate the BID.COM Technology into the Joint Venture interfaces including developing all necessary links to the BID.COM Site; and

(v) be responsible for the ongoing creative and entertainment content of the Joint Venture interfaces, on a cost pass through basis.


2.6  Management of Joint Venture

AIM shall ensure that the Joint Venture is managed in accordance with the following:

(i) the business of the Joint Venture shall be restricted to the functions provided for in this Agreement;

(ii) no transfer, assignment, mortgage, charge or pledge shall be permitted or any equity securities, warrants, options or other rights to acquire equity or other voting rights in respect of the Joint Venture without the prior written consent of BID.COM which may be withheld in its absolute discretion, except for any of the foregoing which are necessary for AIM to comply with its present agreements with Hollinger Digital Inc.;

(iii) BID.COM is (or in the event BID.COM exercises its option to purchase the Joint Venture, BID.COM and AIM are) granted a security interest (second in priority only to the existing security interest in favour of Hollinger Digital Inc.) in form and content satisfactory to BID.COM in all assets of the Joint Venture to secure the performance of the Joint Venture's obligations hereunder;

(iv) each of BID.COM and AIM shall have equal representation on the board of directors of the Joint Venture, which shall be chaired by an arm's length person mutually satisfactory to AIM and BID.COM;

(v) key financial and management decisions shall require the prior written approval of both AIM and BID.COM including without limitation any issue or transfer of stock or rights or options to acquire stock; all borrowing whether secured or not; the implementation and any changes to an annual business plan; the terms and conditions for acquiring goods or services from persons not at arm's length to the parties; the terms and conditions of retaining senior employees or consultants; the terms and conditions of contracts with users of the AIM E-Commerce Service and any other transaction which is or may be material to the operations of the Joint Venture (BID.COM acknowledges that certain decisions may also require approval of Hollinger Digital Inc. or Pioneer Ventures Associates Limited Partnership pursuant to existing agreements):

(vi) BID.COM shall fund the Joint Venture to the extent of [Confidential information filed separately with the SEC] in above the line costs (meaning talent, director and line producers) and AIM shall fund the Joint Venture for [Confidential information filed separately with the SEC] below the line costs (meaning all infrastructure costs required to get the job done) and [Confidential information filed separately with the SEC] above the line costs to create a promotional tape of the AIM E-Commerce Service; and

(vii) additional agreed ongoing promotional costs of the Joint Venture shall be funded [Confidential information filed separately with the SEC] by the parties.

2.7  Payment and Effective Date

In consideration for the grant of the License herein, AIM agrees to share the Net Promotional Revenue and Net Revenue as provided in Section 4.2. The parties agree this Agreement is effective December 30,1998

                                   ARTICLE III
                         RIGHT TO USE BID.COM TECHNOLOGY

3.1  Acknowledgment of Title.

(1)  AIM  acknowledges  that  ownership  of  the  BID.COM   Technology  and  any
     customization or enhancements as used in the AIM E-Commerce Service shall remain with BID.COM.

(2) AIM shall take all reasonable precautions to prevent third parties from using the BID.COM Technology in any way that would constitute a breach of this Agreement.


3.2  Restriction on Business

During the Term of this Agreement AIM agrees that neither it nor any entity which controls, is controlled by or is under common control with it will directly or indirectly use, promote, invest in, or otherwise support in any manner, any cable or television broadcast network auction properties for the Term or any renewal thereof.


                                   ARTICLE IV
                                    SERVICES

4.1  Additional Services.

If AIM requests the inclusions of specific functionality or customization changes to the BID.COM Technology, BID.COM will use reasonable efforts to assist AIM, on terms to be mutually agreed upon by the Parties. Such AIM-specific enhancements will be provided by BID.COM on a cost pass through basis, plus reasonable out-of pocket expenses and all applicable taxes.

4.2  Allocation of Revenue.

(i) BID.COM shall pay AIM [Confidential information filed separately with the SEC] of the Net Revenue. BID.COM shall invoice and collect all Net Revenue. Net Revenue shall be aggregated on a monthly basis, and BID.COM shall pay AIM [Confidential information filed separately with the SEC] of the Net Revenue within fifteen (15) days of the end of each month. BID.COM shall complete a Net Revenue Report in the form attached hereto as Schedule "G" for each applicable payment period and shall remit each such report along with each payment due hereunder.

(ii) AIM shall pay BID.COM [Confidential information filed separately with the SEC] of the Net Promotional Revenue. AIM shall invoice and collect all Net Promotional Revenue. Net Promotional Revenue shall be aggregated on a monthly basis, and AIM shall pay BID.COM [Confidential information filed separately with the SEC] of the Net Promotional Revenue within fifteen
       (15) days of the end of each month. AIM shall complete a Net Promotional Revenue Report in the form attached hereto as Schedule "H" for each applicable payment period and shall remit each such report along with each payment due hereunder.


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


(iii) Notwithstanding the foregoing provisions of Section 4.2 at such time as the AIM stock issued to BID.COM pursuant to the AIM Stock Agreement of even date herewith (the "AIM Stock") becomes freely trading on a United States exchange satisfactory to BID.COM in the hands of BID.COM or its assigns and maintains an aggregate market value of not less than [Confidential information filed separately with the SEC] for a minimum of 30 consecutive trading days on such exchange (as measured by the average trading price of stock traded on each of such trading days), AIM shall become entitled to a [Confidential information filed separately with the SEC] share of future Net Revenue and Net Promotional Revenue until the aggregate of cumulative Net Revenue and Net Promotional Revenue received by AIM from the Effective Date equals [Confidential information filed separately with the SEC] whereupon all such revenues thereafter shall be shared [Confidential information filed separately with the SEC].

(iv) All other gross margin derived by AIM or the Joint Venture from marketing BID.COM services in the cable and television broadcast network industry in the Territory, including without limitation, from marketing to affinity groups, shall be shared between AIM and BID.COM on a [Confidential information filed separately with the SEC] basis net of mutually agreed out of pocket and third party costs, and paid monthly within fifteen (15) days of the end of each month.

4.3  Audit.

AIM shall keep accurate books and records of all revenues received by AIM and all information regarding deductions made to calculate Net Promotional Revenues. BID.COM shall keep accurate books and records of all revenues received by BID.COM and all information regarding deductions made to calculate Net Revenues. Each party has the right, acting reasonably, to audit the books and records of the other party during normal business hours in respect of financial obligations under this Agreement. If such audit discloses underpayment by the other party, the other party shall pay such underpayment forthwith, together with interest from the date the payment was due until such amount is paid. If an audit discloses an underpayment of 5% or more, the party in default shall reimburse the other party on demand for the reasonable out of pocket costs incurred in conducting such audit.

                                    ARTICLE V
                   REPRESENTATIONS, WARRANTIES AND INDEMNITIES

5.1  Warranty and Indemnity re: Authority, Title and Proprietary Rights.

(1) BID.COM represents and warrants that it has the right to grant the license hereby granted and that BID.COM has the right to provide the AIM E-Commerce Service.

(2) BID.COM agrees to defend and indemnify AIM and hold it harmless from all losses, claims, damages or liabilities, including court costs and legal fees, in connection with or arising out of any claim asserted against AIM based upon a contention that the AIM E-Commerce

     Service, the BID.COM Technology or the Software or any of the Deliverables, or any portion thereof used by AIM or the Joint Venture within the scope of this Agreement infringe the Intellectual Property Rights of any third Party provided that:

     (i) AIM or the Joint Venture promptly notify BID.COM in writing of the claim and of all material developments in connection with such claim and provides all assistance otherwise reasonably requested by BID.COM;

     (ii) BID.COM has the right to control, at its own expense, the defence and all related settlement negotiations (AIM has the right to participate at its own expense);

     (iii) AIM or the Joint Venture does not pay or settle any such claim without the express written consent of BID.COM; and

     (iv) the claim in respect of which indemnity is sought does not arise out of or in connection with any unauthorized use of the BID.COM Technology by AIM.

In addition, if the BID.COM Technology, any of the Deliverables, or any portion thereof is held to constitute an infringement of another Person's rights, and use thereof is enjoined, or BID.COM enters into a settlement of the claim which includes an agreement to refrain from the use thereof, BID.COM shall, at its election and expense, either:

     (A)    procure the right to use the infringing element thereof;

     (B) procure the right to an element which performs the same function without any material loss of functionality; or

     (C) replace or modify the element thereof so that the infringing portion is no longer infringing and still performs the same function without any material loss of functionality;

and shall make every reasonable effort to correct the situation with minimal effect upon the operations of AIM or AIM affiliates.

5.2  General Limitation on Liability.

UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) ARISING FROM BREACH OF THE AGREEMENT, THE USE OR INABILITY TO USE THE BID.COM TECHNOLOGY, THE AIM E-COMMERCE SERVICE, THE SOFTWARE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH SUCH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED

DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 5.1(2) ABOVE. EXCEPT AS PROVIDED IN SECTION 5.1(2), NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR MORE THAN $250,000 PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY.

5.3  Provision of Source Code Materials.

AIM may subscribe, at its own expense, to the existing Source Code Escrow Agreement attached as Schedule "D" and deposited with Data Securities International, Inc. which provides for the release to AIM of the source code for the BID.COM Technology for use as provided in Section 2.1 if (i) BID.COM voluntarily declares bankruptcy, becomes insolvent or ceases the operation of its business; or (ii) BID.COM materially fails to maintain or operate the BID.COM Technology or the AIM E-Commerce Service; or (iii) BID.COM is in continuing material breach of this Agreement.

5.4  Confidentiality.

Each Party (hereinafter in this Section, the "Receiving Party") covenants with the other Party (hereinafter in this Section, the "Disclosing Party") that it shall keep confidential the Confidential Information of the Disclosing Party to which the Receiving Party obtains access as a consequence of entering into this Agreement and that it will take all reasonable precautions to protect such Confidential Information from any use, disclosure or copying except as expressly authorized by this Agreement. The Receiving Party shall implement such procedures as the Disclosing Party may reasonably require from time to time to improve the security of the Confidential Information of the Disclosing Party in its possession. This Section shall survive the termination of the Agreement. Upon termination of this Agreement, the Receiving Party shall, at the choice of the Disclosing Party, either return to the Disclosing Party or destroy all copies or partial copies of Confidential Information of the Disclosing Party in any form which is in the possession of the Receiving Party or under its control, and certify that all such Confidential Information has been returned or otherwise destroyed.

5.5  Use of Data.

(1) BID.COM retains ownership of the BID.COM Technology, but to the extent permitted by applicable law and subject to any restrictions imposed by customers of the Joint Venture or subscribers agrees to allow AIM access to and, subject to the restrictions below, use of any and all Data pertaining to the purchase and sale of goods or services by United States Television subscribers (the "Data"). All Data is the property of BID.COM.

(2) BID.COM shall provide AIM with monthly usage reports that tracks all elements necessary to allocate revenues in the forms set out in Schedule "E" and will make all payments required pursuant to such reports within 15 days of each month end. BID.COM agrees that it also provide, on a best efforts basis, information as to how cable and television broadcast network users of the BID.COM Technology are navigating through the BID.COM Online Auction.

(3)  AIM covenants that:

     (i) it will not use the Data to operate a competitive auction service during the Term of this Agreement or any extension thereof or for one year thereafter; and

     (ii) it will not allow third parties to use the Data for any purpose without the prior written approval of BID.COM.

5.6  Ownership of the Software and Online Auction Trade-mark.

AIM acknowledges that the Software constitutes commercially valuable trade secrets and proprietary data of BID.COM and is Confidential Information and that no provision of this Agreement shall be construed to convey title in the Software, any of BID.COM's Intellectual Property Rights or the BID.COM URL.

5.7  AIM-Specific Enhancements.

If AIM requests that BID.COM develop an AIM-Specific Enhancement, the parties will mutually agree in writing to terms and conditions respecting the development of such AIM-Specific Enhancement, including, without limitation, terms and conditions relating to each parties' respective ownership and exploitation rights in such AIM-Specific Enhancement. The parties acknowledge and agree that their respective ownership and exploitation rights in each AIM-Specific Enhancement shall be determined in accordance with the following principles:

(i) if an AIM-Specific Enhancement can be used as a severable, standalone component, then AIM shall own all right, title and interest in and to such AIM-Specific Enhancement, and BID.COM shall be granted perpetual, royalty-free license rights to use sub-license, exploit and reproduce such AIM-Specific Enhancement, provided that BID.COM may not transfer or license such AIM-Specific Enhancement to any third party (other than its Affiliates) without the prior written consent of AIM.

(ii) if an AIM-Specific Enhancement is integrated into the BID.COM Technology, the BID.COM Site or the AIM E-Commerce Service in such a way that it cannot reasonably be used as a severable, standalone component, then BID.COM shall own all right, title and interest in and to such AIM-Specific Enhancement, and AIM shall be granted perpetual, royalty-free license rights to use, sub-license, exploit and reproduce such AIM-Specific Enhancement internally, provided that AIM may not transfer or license such AIM-Specific Enhancement to any third party without the prior written consent of BID.COM.

5.8      Limitation on Warranties.

Except for those warranties otherwise provided herein, neither Party makes any warranties or representations, and there are no conditions, express or implied, in fact or in law, including without limitation, the implied warranties or conditions of merchantable quality and fitness for a particular purpose and those arising by statute or otherwise in law or from a course of dealing or usage of trade.


                                   ARTICLE VI
                             DEFAULT AND TERMINATION

6.1  Term.

(1) This Agreement shall commence on the Effective Date and shall continue, subject to early termination in accordance with the terms hereof, until June 30, 2001 (the "Initial Term"). Thereafter, the Agreement may be renewed at the option of AIM (at the end of the Initial Term and the next following two subsequent Terms, for additional one year periods ("Subsequent Terms") provided the last of the Term and Subsequent Terms shall expire no later than June 30, 2003. All Renewals shall be subject to agreement or allocation of Net Revenue and Net Promotional Revenue for the ensuing Subsequent Term and in default of agreement, the parties shall submit the determination of such allocation to arbitration pursuant to
     Article VII unless either party elects to terminate at least 90 days before the end of the then current Term.

(2) The extension of the Term of the Agreement into a Subsequent Term shall be conditional upon the Parties, during the ninety (90) days prior to the end of the Initial Term, negotiating and agreeing on reasonable values for renewal metrics for the upcoming Subsequent Term. If the Parties are unable to reach such an agreement, the Parties agree that they will submit the determination of such allocation to binding arbitration in accordance with the terms of Article VII unless either party elects to terminate this Agreement unless by providing written notice to the other party at least ninety (90) days prior to the end of the then current term, stating its intention to terminate the Agreement at the end of such term.


6.2  Termination.

Subject to the time frames set out below, this Agreement may be terminated forthwith by notice to the either Party on written notice upon the occurrence of an event of default by the other Party. Each of the following constitutes an event of default for the purposes of this Agreement:

      (i) if a Party fails to perform any material obligation set forth in this Agreement and such default, in the case of a default which is remediable, continues for a period of thirty (30) days after written notice of such failure has been given by the non-defaulting Party;

      (ii) if a Party declares bankruptcy or becomes insolvent or ceases the operation of its business without a successor acceptable to the other Party;

      (iii) if a Party decides to permanently exit the on line auction business; or

      (iv) AIM or the Joint Venture fails to establish the AIM E-Commerce Service as a viable business or if the AIM Stock does not become freely trading in the hands of BID.COM or its assigns within twelve
            (12) months of the Effective Date.


6.3  Survival.

For a period of ninety (90) days after this Agreement is terminated or expires, all operative terms of this Agreement with respect to the allocation of Net Revenue and Net Promotional Revenue will remain in full force and effect and (except for termination as provided in section 6.2 (ii), (iii) or (iv) in which event there shall be no survival period) AIM shall retain the right to use the AIM E-Commerce Service and the BID.COM Technology in the same manner it was entitled to use them as of the date of termination. At the end of a period of ninety (90) days, AIM will cease to have any right to use the BID.COM Technology or the AIM E-Commerce Service and BID.COM will cooperate with AIM in a mutually agreed transition schedule to a new technology. Except as otherwise provided herein, the terms of Articles II, III and VII shall survive any termination or expiry of this Agreement and shall continue in force thereafter for the period contemplated by the Agreement. Other provisions of this Agreement which, by the nature of the rights or obligations set out therein, might reasonably be expected to be intended to so survive, shall survive termination or expiry of this Agreement until they are satisfied or by their nature expire.


                                   ARTICLE VII
                                   ARBITRATION

7.1  Dispute Resolution Process.

If any dispute, disagreement, controversy or claim arising out of or relating to this Agreement including, without limitation, its application, interpretation, performance, breach, termination, enforcement or damages, or remedies arising out of the breach of or non-compliance therewith, shall be finally determined by arbitration before a single arbitrator to be commenced and conducted in the English language in Toronto in accordance with the Arbitration Act (Ontario). The Parties hereto agree that:

(1) subject to mutual agreement between the Parties to the contrary, the arbitrator shall be a person who is legally trained and trained as a professional arbitrator and who has a minimum of five (5) years experience in the licensing of computer software;

(2) the Parties shall agree on the identity of the arbitrator within 10 days of notice of reference to arbitration and in default thereof, either Party may apply to a Judge of the Supreme Court of Ontario, General Division, to appoint an arbitrator with the foregoing qualifications;

(3) the Parties shall be required to make written submissions to the arbitrator within 7 days of appointment and shall not be entitled to make verbal representations or further submissions unless so requested by the arbitrator. Any Party who does not comply with the foregoing time period shall not be entitled to make any submissions without the written approval of the other Party;

(4) the arbitrator shall be required to render his decision in writing within 10 days of the period mentioned in Subsection 7.1(c);

(5) neither of the Parties shall apply to the Courts of Ontario or any other jurisdiction to attempt to enjoin, delay, impede or otherwise interfere with or limit the scope of the arbitration or the powers of the arbitrator provided for in the Arbitration Act (Ontario)

(6) the award of the arbitrator shall be a final and conclusive award and judgment with respect to all matters properly before the arbitral tribunal in accordance with the Arbitration Act (Ontario) and neither Party shall appeal such award in any manner whatever to any court, tribunal or other authority; and

(7) the award of the arbitral tribunal may be entered and enforced by any court in any jurisdiction having jurisdiction over the Parties hereto or the subject matter of the award or the properties or assets of either of the Parties hereto.


                                  ARTICLE VIII
                            MANAGEMENT AND REPORTING

8.1  Management.

The Parties each agree to designate an individual known as a Project Manager from their respective companies with adequate authority and full technical competence to deal with matters relating to the implementation of the Deliverables. Specifically, Project Managers will, on behalf of their respective Parties, in accordance with the spirit of this Agreement, use reasonable efforts to coordinate the provision of the AIM E-Commerce Service. Upon such designations, each of BID.COM and AIM shall concurrently provide the other with details with respect to its Project Manager, including name, address and telephone number, and each of BID.COM and AIM may from time to time change its Project Manager with the consent of the other which will not be unreasonably withheld or delayed.

8.2  Reports.

(1) Subject to Section 5.5, Data obtained in connection with the AIM E-Commerce Service will be shared with AIM by BID.COM to generate co-marketing opportunities with BID.COM, such as (i) customer name; (ii) address; (iii) e-mail address; (iv) registered credit card information; and (v) purchase history.

(2) To the extent permitted by applicable law and subject to any restrictions imposed by contract, Data and information obtained by the Joint Venture and AIM in promoting the Joint Venture and the AIM E-Commerce Service shall be shared with BID.COM for the purposes described in the preceding section.

(3) BID.COM will maintain its ownership of the BID.COM Technology, databases and customer information provided on a voluntary basis to AIM.

(4) The Parties further agree that they will, on request, provide such information as to weekly or other periodic activity relating to the AIM E-Commerce Service as is readily available and as can be generated without unreasonable disruption of business.


                                   ARTICLE IX
                                     GENERAL

9.1  Notice.

Any notice or other communication (a "Notice") required or permitted to be given or made hereunder shall be in writing and shall be well and sufficiently given or made if:

(1) delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the relevant Party at the applicable address set forth below;

(2)  sent by prepaid first class mail; or

(3) sent by any electronic means of sending messages, including facsimile transmission, which produces a paper record (an "Electronic Transmission"), charges prepaid and confirmed by prepaid first class mail;

in the case of a Notice to AIM addressed to it at:

     American Interactive Media, Inc.
     Suite 308, 611 Broadway
     New York, New York 10012

Attention: Mark Graff
Fax No.: (212) 358-0189

with a copy to:

     Curtis, Mallet-Prevost, Colt & Mosle
     101 Park Avenue,
     New York, New York,
     101780061
     Attention: Jeffrey N. Ostrager
     Fax No.: (212) 697-1559

and in the case of a Notice to BID.COM addressed to it at:

BID.COM International Inc.

     201 - 6725 Airport Road
     Mississauga, Ontario
     L4V 1V2
     Attention: Paul Godin
     Fax No.: (905) 672-7514


with a copy to:

Gowling, Strathy & Henderson
Barristers & Solicitors

     Commerce Court West
     Suite 4900
     Toronto, Ontario
     M5L 1J3
     Attention: David Pamenter
     Fax No.: (416) 862-7661

Any Notice given or made in accordance with this Section 9.1 shall be deemed to have been given or made and to have been received:

(a)  on the day it was delivered, if delivered as aforesaid;

(b) on the fifth Business Day (excluding each day during which there exists any general interruption of postal services due to strike, lockout or other cause) after it was mailed, if mailed as aforesaid; and

(c) on the day of sending if sent by Electronic Transmission during normal business hours of the addressee on a Business Day and, if not, then on the first Business Day after the sending thereof.

Either Party may from time to time change its address for notice by giving Notice to other Party in accordance with the provisions of this Section 9.1.

9.2  Assignment.

Neither Party may assign its rights and obligations under this Agreement, in whole or in part, without the prior consent in writing of the other and any purported assignment made without that consent is void and of no effect (save and except for an assignment as an incident of security taken in a normal course financing transaction). No assignment of this Agreement shall relieve either party from any obligation under this Agreement.

9.3 Binding on Successors.

This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

9.4  Further Assurances.

Each Party agrees that upon the written request of the other Party, it will do all such acts and execute all such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of all such acts and will cause the execution of all such further documents as are within its power to cause the doing or execution of, as any other Party hereto may from time to time reasonably request be done and/or executed as may be necessary or desirable to give effect to this Agreement.

9.5  Independent Contractors.

It is understood and agreed that in giving effect to this Agreement, no Party shall be or be deemed a partner, agent or employee of another Party for any purpose and that their relationship to each other shall be that of independent contractors. Nothing in this Agreement shall constitute a partnership or a joint venture between the Parties. No Party shall have the right to enter into contracts or pledge the credit of or incur expenses of liabilities on behalf of the other Party.

9.6  Waiver.

A waiver by a Party hereto of any of its rights hereunder or of the performance by the other Party of any of its obligations hereunder shall be without prejudice to all of the other rights hereunder of the Party so waiving and shall not constitute a waiver of any such other rights or, in any other instance, of the rights so waived, or a waiver of the performance by the other Party of any of its other obligations hereunder or of the performance, in any other instance, of the obligations so waived. No waiver shall be effective or binding upon a Party unless the same shall be expressed in writing and executed by the Party to be bound.

9.7  Compliance With Law.

Each party shall, in the performance of this Agreement, fully comply with, and abide by, all laws, regulations, regulatory rulings or directives, court orders, and decisions of administrative tribunals of competent jurisdiction, that may, in any manner or extent, concern, govern, or affect either party's respective performance of, and obligations under, this Agreement.

9.8  Interpretation.

This Agreement has been negotiated by the parties hereto and their respective counsel and shall be fairly interpreted in accordance with its terms and without any rules of construction relating to which party drafted the Agreement being applied in favour or against either party.

9.9  Effective Date.

This Agreement shall not become a valid and binding contract unless and until each party has duly executed and delivered this Agreement. For greater certainty, there shall be no agreement, whether oral, written, express, implied or otherwise notwithstanding any performance between the parties concerning the subject matter of this document, including, without limitation, by course of conduct, doctrine of part performance, or otherwise.

9.10 Amendment.

No amendment of any provision of this Agreement shall be effective unless such amendment is embodied in a written agreement which is: (i) expressly stated to be intended to amend this Agreement; and (ii) executed by two authorized signing officers of AIM and an authorized officer of BID.COM. For greater certainty, the parties acknowledge and agree that no representations, warranties, conditions, covenants or other statements or commitments, whether made orally, in writing, by course of conduct or otherwise, and whether made prior to the Effective Date of this Agreement or thereafter, shall be binding on either of the parties.

9.11 Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. The parties hereby: (i) irrevocably submit to the exclusive jurisdiction of the courts of Ontario in respect of the subject matter hereof; (ii) consent to service of process being effected upon the other party by registered mail sent to the address set forth in section 8.1 hereof; (iii) agree not to seek, request, claim or pursue trial by jury; and (iv) agree not to seek, request, claim or pursue any right, claim, or entitlement to any punitive or exemplary damages whatsoever.


IN WITNESS WHEREOF this Agreement is executed by the Parties as of the date first written, above.


                                       BID.COM INTERNATIONAL INC.

                                       By:      ________________________________
                                                (Duly Authorized Officer)




                                       By:      ________________________________
                                                (Duly Authorized Officer)


                                       AMERICAN INTERACTIVE MEDIA, INC.

                                       By:      ________________________________
                                                (Duly Authorized Officer)

                                       By:      ________________________________
                                                (Duly Authorized Officer)

                                  SCHEDULE "A"
              BID.COM Technology (including Third Party Technology)

ILI Bid.com Modules

    Database:                          [Confidential information filed
                                       separately with the SEC]

    Business Services:                                       "

    Data Services:                                           "

    Dynmic Export:                                           "

    Order Processing
       Administrator:                                        "
       Credit Card:                                          "
       Order Business Services:                              "

    Utilities
       Category Builder:                                     "
       AdRotatorGenerator:                                   "
       AssetMgmt:                                            "
       DB Services:                                          "
       Notification:                                         "

    Supporting S/W:                                          "

    Web:                                                     "

ILI Bid.com Modules (Dutch)

    Business Services:                                       "

    Data Services:                                           "

    Dutcher Server:                                          "

    Dutch Client:                                            "

    Internet Web:                                            "

    Admin Web:                                               "

                                 Top Bid Auction

[Confidential information filed separately with the Commission]

      [Confidential information filed         01-19-98               9:12p      [Confidential information filed
      separately with the SEC]                                                  separately with the SEC]
              "                               03-06-98               8:19p              "
              "                               03-17-98               3:21p              "
              "                               01-04-98              12:49a              "
              "                               01-19-98               4:05p              "
              "                               04-09-98               8:00p              "
              "                               06-10-98               1:05p              "
              "                               01-04-98              12:49a              "
              "                               03-18-98              11:53a              "
              "                               06-29-98              12:06p              "
              "                               01-21-98              10:53p              "
              "                               06-23-98               8:53a              "
              "                               06-23-98              10:25a              "
              "                               01-19-98               4:05p              "
              "                               01-19-98               4:05p              "
              "                               01-19-98               5:25a              "
              "                               01-04-98              12:49a              "
              "                               04-15-98               5:45a              "
              "                               07-02-98              12:01p              "
              "                               01-23-98               2:36p              "
              "                               06-21-98              10:17p              "
              "                               06-17-98               3:31p              "
              "                               04-15-98               3:03p              "
              "                               06-15-98              11:04a              "
              "                               01-04-98              12:49a              "
              "                               01-04-98              12:49a              "
              "                               01-19-98               9:20p              "
              "                               01-04-98              12:49a              "
              "                               01-26-98               7:58a              "
              "                               03-17-98               3:21p              "
              "                               03-17-98               3:21p              "
              "                               05-04-98              12:15p              "
              "                               07-14-98              11:54a              "
              "                               06-04-98               7:22p              "
              "                               02-25-98              10:51a              "
              "                               05-04-98               7:19p              "
              "                               06-19-98               6:31p              "
              "                               04-15-98               5:45a              "
              "                               01-24-98               6:33p              "
              "                               04-15-98               5:45a              "
              "                               04-17-98               4:45p              "
              "                               01-19-98               4:47a              "

              "                               02-10-98               2:21p              "
              "                               05-07-98              10:14a              "
              "                               03-28-98              10:15a              "
              "                               02-02-98               9:49p              "
              "                               01-19-98               9:32p              "
              "                               01-09-98               1:52p              "
              "                               02-10-98               8:11a              "
              "                               04-08-98               2:58p              "
              "                               02-07-98               1:29p              "
              "                               01-30-98               8:56a              "
              "                               03-03-98               6:15p              "
              "                               02-01-98               5:11p              "
              "                               01-19-98               8:31a              "
              "                               01-19-98               4:05p              "
              "                               01-24-98               6:52p              "
              "                               03-04-98               7:58p              "
              "                               01-20-98              11:00a              "
              "                               01-19-98               9:29p              "
              "                               04-22-98               7:45a              "
              "                               01-04-98              12:49a              "
              "                               04-15-98               5:45a              "
              "                               01-20-98              11:04a              "
              "                               01-04-98              12:49a              "
              "                               06-19-98               9:23a              "
              "                               06-30-98              12:49p              "
              "                               06-10-98               7:30a              "
              "                               01-04-98              12:49a              "
              "                               01-04-98              12:49a              "

              "                                                                         "

              "                               06-24-98               7:02a              "

              "                                                                         "

              "                               02-07-98               1:56p              "
              "                               05-26-98               7:06p              "
              "                               03-30-98              10:29p              "
              "                               03-06-98               8:02p              "
              "                               06-14-98              10:09p              "
              "                               03-06-98               8:02p              "
              "                               06-15-98               7:51p              "
              "                               06-24-98               3:09p              "
              "                               06-03-98              10:01p              "
              "                               06-29-98               7:21p              "
              "                               03-06-98               8:03p              "
              "                               06-09-98              11:08a              "
              "                               03-25-98               1:28p              "

              "                               03-06-98               8:04p              "
              "                               05-04-98              10:41a              "
              "                               06-17-98              10:09p              "
              "                               06-27-98              10:03p              "
              "                               03-27-98              10:11p              "
              "                               06-30-98              10:09p              "
              "                               06-23-98               7:27p              "
              "                               04-06-98               7:34p              "
              "                               04-17-98               7:47a              "

              "                                                                         "

              "                               02-07-98               1:56p              "
              "                               06-12-98              12:39p              "
              "                               03-06-98               7:56p              "
              "                               06-15-98               7:33p              "
              "                               05-29-98               7:26p              "
              "                               06-29-98               7:20p              "
              "                               05-15-98               8:52a              "
              "                               05-30-98               8:55p              "
              "                               03-16-98               5:10p              "
              "                               03-16-98               5:29p              "
              "                               04-27-98              10:33p              "
              "                               06-23-98              11:14a              "
              "                               06-04-98               7:32a              "
              "                               05-14-98               7:30p              "
              "                               05-14-98               7:27p              "
              "                               06-18-98              12:17a              "
              "                               06-21-98               6:35p              "
              "                               06-30-98              10:21p              "
              "                               06-24-98               1:09p              "

              "                                                                         "

              "                               06-21-98               9:50p              "
              "                               03-02-98               2:56p              "
              "                               04-15-98               6:57a              "
              "                               06-29-98               7:08a              "
              "                               01-26-98               7:58a              "
              "                               03-02-98               2:54p              "
              "                               06-30-98              10:08p              "
              "                               07-02-98               1:04p              "
              "                               01-26-98               7:58a              "
              "                               07-01-98               6:00p              "
              "                               01-19-98               4:30a              "
              "                               04-13-98              11:08a              "
              "                               01-04-98              12:49a              "
              "                               01-19-98               4:05p              "

              "                                                                         "

              "                               06-23-98              12:14p              "
              "                               01-04-98              12:50a              "

              "                                                                         "

              "                               06-15-98               4:57p              "

              "                                                                         "

              "                               01-19-98               4:05p              "
              "                               04-09-98               7:21a              "
              "                               01-29-98               5:40p              "

              "                                                                         "

              "                               04-15-98               5:45a              "
              "                               01-04-98              12:49a              "
              "                               03-10-98               5:10p              "
              "                               06-01-98               2:39p              "
              "                               01-04-98              12:49a              "
              "                               01-04-98              12:49a              "
              "                               07-03-98               1:42p              "
              "                               01-04-98              12:49a              "
              "                               01-04-98              12:49a              "
              "                               02-07-98              12:14p              "
              "                               02-09-98               8:08a              "
              "                               01-30-98              11:45a              "
              "                               01-04-98              12:49a              "
              "                               06-01-98               2:27p              "
              "                               04-15-98               5:45a              "
              "                               01-04-98              12:49a              "

              "                                                                         "

              "                               06-19-98              12:52p              "

              "                                                                         "



                                  Dutch Auction


[Confidential information filed separately with the SEC]

[Confidential information filed separately with the SEC]

[Confidential information filed               05-26-98               8:49a      [Confidential information filed
separately with the SEC]                                                        separately with the SEC]
              "                               07-08-98               7:17a                        "
              "                               05-26-98               9;12a                        "
              "                               05-27-98               1:57p                        "
              "                               05-22-98              11:51a                        "
              "                                                                                   "


              "
              "                               05-26-98               7:40a                        "
              "                               05-28-98              11:50a                        "
              "                               05-20-98              12:01p                        "
              "                               05-27-98               1:19p                        "
              "                               06-03-98               8:27a                        "
              "                               05-27-98              12:40p                        "
              "                               05-27-98               1:22p                        "
              "                               05-27-98              12:51p                        "
              "                               05-27-98               2:37p                        "
              "                               05-27-98               1:21p                        "
              "                               05-22-98               3:45p                        "
              "                               05-28-98              11:50a                        "
              "                               05-26-98               8:08a                        "
              "


              "
              "                               07-09-98               8:06a                        "
              "                               04-30-98               1:54p                        "
              "                               07-09-98               9:41a                        "
              "                               07-08-98              11:02a                        "
              "                               05-27-98               6:15p                        "
              "                               07-08-98               7:18a                        "
              "

                              Bid.com Commerce Site
             List of Third Party Tools Incorporated Into Application


1)   [Confidential information filed separately with the SEC]
2)   [Confidential information filed separately with the SEC]
3)   [Confidential information filed separately with the SEC]
4)   [Confidential information filed separately with the SEC]
5)   [Confidential information filed separately with the SEC]
6)   [Confidential information filed separately with the SEC]
7)   [Confidential information filed separately with the SEC]
8)   [Confidential information filed separately with the SEC]
9)   [Confidential information filed separately with the SEC]
10)  [Confidential information filed separately with the SEC]
11)  [Confidential information filed separately with the SEC]
12)  [Confidential information filed separately with the SEC]
13)  [Confidential information filed separately with the SEC]
14)  [Confidential information filed separately with the SEC]
15)  [Confidential information filed separately with the SEC]

                                  SCHEDULE "B"
                               AIM's Requirements

B.1 Preparation and Delivery of AIM's Requirements. AIM and BID.COM covenant and agree to negotiate in good faith to execute an amendment to this Agreement (the "Amendment") within thirty (30) days of the Effective Date in order to complete this Schedule "B" in a manner acceptable to both parties. The Amendment shall contain detailed performance requirements and specifications for the Television E-Commerce Service.

B.2 Escalation. In the event that the Amendment has not been executed within thirty (30) days of the Effective Date, the parties shall review disputes and use their good faith efforts to complete the Amendment within an additional thirty (30) day period. If the Amendment has not been completed within such additional (30) day period, outstanding disputes or issues relating to the Amendment shall be submitted to dispute resolution in accordance with Article VII of this Agreement.

                                  SCHEDULE "C"
                           Customer Service Standards

BID.COM shall, at a minimum, comply with the following customer service standards in its operation of the Television E-Commerce Service.

C.1  Logistics

BID.COM shall"

1. appoint sufficient numbers of dedicated employees to provide e-mail online customer service;

2. receive and respond to email and customer inquiries within two (2) business days of receipt;

3. install a toll free phone line and communicate the toll free phone number in the online "Customer Service" area of the BID.COM Site;

4. ensure the ability to handle customer service volumes in excess of 25% of average daily order volumes;

5.  monitor  the  Television   E-Commerce  Service  to  minimize  out  of  stock
merchandise;

6. post all customer service policies in an online "Customer Service" area of the BID.COM Site which includes the following information and policies: shipping information, return policies, product warranties and contact information; and

7. post security and privacy policies in an online "Customer Service" area of the BID.COM Site.

C.2  Process and Fulfillment

In fulfilling purchases by customers of the Television E-Commerce Service, BID.COM shall:

1. process electronic orders within (2) business days of receipt;

2. provide customers with an order confirmation which includes order status (in stock, temporary back order or out of stock), expected delivery times and total cost (including all shipping and taxes) within two (2) business days of receipt;

3. ship products at the price displayed and without substitutions, unless such substitutions are authorized by the customer;

4. deliver all merchandise in appropriate packaging;

5. ensure all packages arrive undamaged, well packed and neat (barring shipping damage);

6. permit the return of defective or damaged goods to the manufacturers under warranty; and

7. permit the return of other goods within 30 days of delivery, less a 15% restocking fee with chronic abuse exclusions.

                                  SCHEDULE "D"
                                 Response Times

D.1 BID.COM shall respond to any report that the BID.COM Technology, the Television Commerce Service or the BID.COM Site is failing to meet AIM's Requirements, and shall correct such failure, within the time frames set out in Section D.2 of this Schedule "D." The severity of any particular failure shall be reasonably determined by AIM, and communicated to BID.COM, based on the following definitions:

Severity 1:    total   inability  to  use  any  material  part  of  the  BID.COM
               Technology, the E-Commerce Service or the BID.COM Site, resulting in a critical impact on user objectives.

Severity 2:    ability to use the BID.COM Technology,  the Television E-Commerce
               Service or the BID.COM Site, but user operation is severely restricted.

Severity 3:    ability to use the BID.COM Technology,  the Television E-Commerce
               Service or the BID.COM Site; failures relate to functions which are not critical to overall user operations.

Severity 4:    failure has been  bypassed or  temporarily  corrected  and is not affecting customer operations.

D.2 BID.COM shall correct failures of the BID.COM Technology, the Television E-Commerce Service and the BID.COM Site in order to comply with AIM's Requirements within the following time frames:

Severity 1: within 24 hours of notification by AIM

Severity 2: within 48 hours of notification by AIM

Severity 3: within 15 days of notification by AIM

Severity 4: within 120 days of notification by AIM

                                  SCHEDULE "E"
                           Source Code Trust Agreement

                        MASTER PREFERRED ESCROW AGREEMENT

                            Master Number __________

This Agreement is effective February 12, 1997 among Data Securities International, Inc.("DSV"), Internet Liquidators International Inc. ("Depositor"), and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary") who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement in the form attached to such Preferred Beneficiary's Acceptance Form regarding certain proprietary technology of Depositor (referred to in this Agreement as "Preferred Beneficiary").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

                               ARTICLE 1 -DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information and other materials identified on an Exhibit
A. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the deposit materials and the Exhibit B, DSI will give a receipt for the deposit materials to the Depositor in the form provided by the Depositor and conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and deliver a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted, and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

1.5  Depositor's Representations. Depositor represents as follows:

     (a) Depositor lawfully possesses all of the deposit materials deposited with DSI;

     (b) With respect to all of the deposit materials Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     (c) The deposit materials are not subject to any lien or other encumbrance other than encumbrances arising in the ordinary cause of Depositor's business;

     (d) The deposit materials consist of the proprietary information and other materials identified in Exhibit A; and

     (e) The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense. to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness. sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

                 ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility in the greater Toronto area which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See
Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

                       ARTICLE 3 - GRANT OF RIGHTS TO DSI

3.1  Title to Physical Copies of Deposited Materials.

     (a) Depositor transfers to DSI in trust all legal title in and to the physical copies of the deposit materials provided to DSI from time to time in accordance with the terms of this Agreement. It is acknowledged by the parties hereto that such transfer by Depositor to DSI under this Section is not intended to, nor does it, transfer any intellectual property or other intangible rights in the deposit materials. DSI agrees to hold the deposit materials in trust for Depositor and Preferred Beneficiary as provided in this Agreement.

     The expression "in trust" is intended to refer strictly to the issue of ownership of the deposit materials and not to the level of care which must be taken by DSI in performing its duties under this Agreement. The duties of DSI are strictly contractual in nature and are as set out in this Agreement. It is not intended that DSI is to have the fiduciary duty of a trustee.

3.2 Right to Make Copies. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure. and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.

                         ARTICLE 4 - RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Conditions" shall mean the following:

     (a)  voluntary bankruptcy of Depositor;

     (b) involuntary bankruptcy provided that the Depositor is not in good faith diligently taking steps to contest or set aside such process,

     (c) if Depositor becomes insolvent and ceases to continue to carry on its business;

     (d) if Depositor ceases the operation of its business and the business is not continued by a successor acceptable to the Preferred Beneficiary, acting reasonably; and

     (e)  any  additional   release   conditions   identified  on  the  attached
          Acceptance Form.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall deliver a copy of the notice to Depositor.

4.3 Contrary Instructions. From the date DSI delivers the notice requesting release of the deposit materials, if the Release Condition is one defined in 4. 1 (b), 4. 1 (d) or 4. 1 (e) Depositor shall have ten business days to deliver to DSI Contrary Instructions. If the Release Condition is one defined in 4. 1 (a) or (c), DSI shall release the deposit materials pursuant to Section 4.4 within 48 hours of giving notice to the Depositor under Section 4.2. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall deliver a copy to Preferred

Beneficiary. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary, (b) resolution pursuant to the Dispute Resolution provisions, or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit materials, to release a copy of the deposit materials to the Preferred Beneficiary who gave notice under Section 4.2. However, DSI or DSI's authorized representative is entitled to receive any fees due DSI or DSI's authorized representative before making the release. This Agreement will terminate with respect to the Preferred Beneficiary giving notice under Section 4.2 upon the release of the deposit materials held by DSI.

4.5 Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.

                        ARTICLE 5 - TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated, or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI or DSI's authorized representative, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI or DSI's authorized representative to cure the default. If the past due payment is not received in full by DSI or DSI's authorized representative within one month of the date of such notice, then at anytime thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI or DSI's authorized representative remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, DSI shall return the deposit materials to the Depositor. Upon termination for nonpayment, DSI shall return the deposit materials to the Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

     (a)  Depositor's Representations (Section 1.5);

     (b) The obligations of confidentiality with respect to the deposit materials;

     (c) The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

     (d) The obligation to pay DSI or DSI's authorized representative any fees and expenses due;

     (e)  The provisions of Article 7; and

     (f) Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

5.5 Alternative to DSI. If this Agreement terminates, Depositor and Preferred Beneficiary agree, at Preferred Beneficiary's request, to appoint a new agent by mutual agreement. If Depositor and Preferred Beneficiary cannot agree, Preferred Beneficiary shall appoint a trust company or other company specializing in the escrow business as the agent provided that such company has appropriate storage facilities located in or around Toronto and agrees to store the deposited materials there in accordance with the terms of this Agreement. The new agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named hereunder, without any further assurance, conveyance, act or deed.

                             ARTICLE 6 - DSI'S FEES

6.1 Fee Schedule. DSI or DSI's authorized representative is entitled to be paid its standard fees and expenses applicable to the services provided. DSI or DSI's authorized representative shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI or DSI's authorized representative will provide a quote prior to rendering the service.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI or DSI's authorized representative are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section
5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

                       ARTICLE 7 - LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice. request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI, subject to Section 2. 1.

7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 Dispute Resolution. Any dispute, difference or question arising among any of the parties concerning the construction, meaning, effect or implementation of this Agreement or any part hereof will be settled by a single arbitrator mutually agreed upon by the parties, or failing agreement, an arbitrator appointed pursuant to the Arbitration Act (Ontario) or similar legislation. The decision of such arbitrator appointed pursuant to this Agreement or such Act will be final and binding on the parties and no appeal will lie therefrom.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the Province of Ontario except any laws which would refer any matter to the laws of another jurisdiction. All parties irrevocably attorn to the exclusive jurisdiction of the Courts of Ontario in respect of the subject matter hereof.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     (a) Give DSI at least two business days' prior notice of the hearing;

     (b) Include in any such order that, as a precondition to DSI's obligation, DSI or DSI's authorized representative be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order: and

     (c) Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

                         ARTICLE 8 - GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications. representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

Data Securities International, Inc.     Internet Liquidators International Inc.

By:_________________________________    By:___________________________________

Name:_______________________________    Name: ________________________________

Title:______________________________    Title_________________________________

Date:_______________________________    Date: ________________________________

By:_________________________________    By:  _________________________________

                                 ACCEPTANCE FORM

                      Account Number _____________________

American Interactive Media, Inc., hereby (i) acknowledges that it is a Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective with Data Securities International, Inc. as the escrow agent and Bid.Com
International Inc. (formerly Internet Liquidators International, Inc.) as the Depositor, (ii) agrees to be bound by all provisions of such Agreement, and
(iii) agrees that in addition to the Release Conditions set forth in section 4.1 of this Agreement, a further Release Condition shall exist if the Depositor is in continuing material breach of the E-Commerce and Promotion Services Agreement attached hereto as Schedule "A".

American Interactive Media, Inc.


By:_____________________

Name:___________________

Title:__________________

Date:___________________


Notices and communications should be            Invoices should be addressed to:
addressed to:

Company Name:       __________________________  _____________________________

Address:            __________________________  _____________________________

                    __________________________  _____________________________

                    __________________________  _____________________________

                    __________________________  _____________________________

Designated Contact: __________________________  _____________________________

Telephone:          __________________________  _____________________________

Facsimile:          __________________________  _____________________________

                                    EXHIBIT A

                            MATERIALS TO BE DEPOSITED

                      Account Number ______________________

Depositor represents to Preferred beneficiary that deposit materials delivered to DSI shall consist of the following:

Internet Liquidators Inc. - Code Module Listing

[Confidential information filed          [Confidential information filed        [Confidential information filed
separately with the SEC]                 separately with the SEC]               separately with the SEC]
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "
            "                                        "                                      "

BID.COM International Inc.
Depositor                                     Preferred Beneficiary

By:_____________________________              __________________________________

Name:___________________________              __________________________________

Title:____________________________            __________________________________

                                              __________________________________

Date:____________________________             __________________________________


I certify for Depositor that the above described deposit DSI has inspected and accepted the above materials materials have been transmitted to DSI: (any exception are noted above):

Signature:____________________________          Signature:______________________

Print Name:__________________________           Print Name:_____________________

Date:________________________________           Date:___________________________

                                                Exhibit B

        Send materials to: DSI, 9555 Chesapeake Drive, #200, San Diego, CA 92123

                                    EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name:                Bid.com International Inc.
                                       -----------------------------------------
Account Number:
                                       -----------------------------------------

PRODUCT DESCRIPTION:

Product Name:     [Confidential information   Version:  [Confidential
                  filed separately with the             information filed
                  SEC]                                  separately with the SEC]


Operating System:    [Confidential information filed separately with the SEC]

Hardware Platform:   [Confidential information filed separately with the SEC]

DEPOSIT COPYING INFORMATION:
Hardware required:      [Confidential information filed separately with the SEC]

Software required:      [Confidential information filed separately with the SEC]


DEPOSIT MATERIAL DESCRIPTION:

Qty        Media Type & Size                 Label Description of  Separate Item
--------------------------------------------------------------------------------

                                             (Excluding documentation)
           Disk 3.5" or ________
1X         DAT tape 4mm                      No Documentation
           CD-ROM
           Data  Cartridge  Tape  DAT
           24I
           TK 70 or  _______ tape
           Magnetic tape _______
           Documentation                     No Documentation
           Other: ____________

Listing Of Bid.Com Source Components

ILI Bid.com Modules

Databases:              [Confidential information filed separately with the SEC]

Business Services:                                    "

Data Services:                                        "

Dynamic Export:                                       "

Order Processing                                      "
     Administrator:                                   "
     Credit Card:                                     "
     Order Business Services:                         "

Utilities:
     Category Builder:                                "
     AdRotatorGenerator                               "
     AssetMgmt:                                       "
     DB Services:                                     "
     Notification:                                    "

Supporting S/W:                                       "

Web:                                                  "


ILI Bid.com Modules (Dutch)

Business Services:                                    "

Data Services:                                        "

Dutch Server:                                         "

Dutch Client:                                         "

Internet Web:                                         "

Admin Web:                                            "

                                  SCHEDULE "F"

                      Site Activity Reporting Requirements

Pursuant to subsection 2.3(VII) of this Agreement, BID.COM shall deliver the following site activity information to AIM with the frequency indicated below:

F.1  Daily Reports

1.   number of page views.

F.2  Monthly Reports

1.   Number of unique visitors;

2. top 15 domain names from which television traffic to the BID.COM Site originated;

3.   number of unique visits by product category offered;

4.   average visit duration;

5.   number of transactions;

6.   average transaction value;

7.   number of transactions by category;

8.   number of transactions by product.

F.3  Additional Reports

In addition, BID.COM shall deliver the following site activity information as indicated below:

1.   purchase history of repeat visitors on a semi-annual basis;

2.   advertising statistical reports at the request of AIM; and

3.   other statistics as mutually agreed by the parties.

                                  SCHEDULE "G"

                              Net Revenue Reports

                                                          ====================================================
                                                                                                      Quarter
       SUMMARY                                               Month 1       Month 2       Month 3       Total
                                                          ====================================================
(a)    Sales Revenues                                              XXX           XXX          XXX          XXX
(b)    Sales Returns and Allowances                               (XXX)         (XXX)        (XXX)        (XXX)
(c)    Cost of Goods Sold                                         (XXX)         (XXX)        (XXX)        (XXX)
       Shipping and Handling Costs                                (XXX)         (XXX)        (XXX)        (XXX)
       Credit Card Fees                                           (XXX)         (XXX)        (XXX)        (XXX)
                                                             ---------     ---------    ---------    ---------
       Gross Margin                                                XXX           XXX          XXX          XXX
       Less Revenue Share                                         (XXX)         (XXX)        (XXX)        (XXX)
                                                             ---------     ---------    ---------    ---------
       Net Margin                                                  XXX           XXX          XXX          XXX
                                                             ---------     ---------    ---------    ---------

       TOP BID AUCTION DETAIL

       Product Sales Top Bid Auction                               XXX           XXX          XXX          XXX (a)
       Shipping & Handling Sales Top Bid Auction                   XXX           XXX          XXX          XXX (a)
       Sales Return & Allowances Top Bid Auction                  (XXX)         (XXX)        (XXX)        (XXX)(b)
       Cost of Goods Sold Top Bid Auction                         (XXX)         (XXX)        (XXX)        (XXX)(c)
                                                             ---------     ---------    ---------    ---------
       Gross Margin                                                XXX           XXX          XXX          XXX
                                                             ---------     ---------    ---------    ---------

       DUTCH AUCTION DETAIL
       Product Sales Dutch Auction                                 XXX           XXX          XXX          XXX (a)
       Shipping & Handling Sales Dutch Auction                     XXX           XXX          XXX          XXX (a)
       Sales Returns & Allowances Dutch Auction                   (XXX)         (XXX)        (XXX)        (XXX)(b)
                                                             ---------     ---------    ---------    ---------
       Cost of Goods Sold Dutch Auction                           (XXX)         (XXX)        (XXX)        (XXX)(c)
                                                             ---------     ---------    ---------    ---------

       DIRECT SALES DETAIL

       Product Sales Direct                                        XXX           XXX          XXX          XXX (a)
       Shipping & Handling Sales Direct                            XXX           XXX          XXX          XXX (a)
       Sales Returns & Allowances Direct                          (XXX)         (XXX)        (XXX)        (XXX)(b)
       Cost of Goods Sold Direct                                  (XXX)         (XXX)        (XXX)        (XXX)(c)
                                                             ---------     ---------    ---------    ---------
       Gross Margin                                                XXX           XXX          XXX          XXX
                                                             ---------     ---------    ---------    ---------

                                  SCHEDULE "H"
                         Net Promotional Revenue Reports

Pursuant to subsection 5.1(ii) of this Agreement, AIM shall provide a report of Net Promotional Revenue to BID.COM in a format similar to the following: For the calendar quarter beginning ____________, 19_____ and ending ___________, 19
____.


------------------------------------------------------------------------------
Advertiser                       Status                            Amount Paid
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Advertising Revenue                                          $XX,XXX.XX
------------------------------------------------------------------------------

Total Net Promotional Revenue earned by AIM                        $XX,XXX.XX

Share of Net Promotional Revenue due to BID.COM                       $XXX.XX

                                  SCHEDULE "I"
                                  BID.COM Marks



The BID.COM Marks licensed to AIM pursuant to this Agreement include:

1.   BID.COM;

2.   BID.COM + Design;

3.   any derivations or modified versions incorporating the word BID.COM; and

4.   any other marks mutually agreed between the parties.